UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 22, 2009
Date of Report (Date of earliest event reported)
URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street PO Box 50850 Casper, Wyoming, USA	85605

(Address of principal executive offices)	(Zip Code)
(307) 265-8900
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-4.1
EX-5.1

Item 1.01 Entry into a Material Definitive Agreement
On October 22, 2009, the Registrant entered into a placement agency agreement (the “Placement Agency Agreement”) with Haywood Securities Inc., Dahlman Rose & Company, LLC, GMP Securities L.P., Dundee Securities Corporation and Versant Partners Inc. (the “Placement Agents”). The Placement Agency Agreement relates to the issuance and sale in a public offering (the “Offering”) by the Registrant of up to 10,000,000 units (the “Units”) of the Registrant, each unit consisting of one share of common stock, $0.001 par value per share, and one half of one common share purchase warrant, at a price per Unit of US$2.00. Each whole warrant is exercisable to purchase one additional share of common stock of the Company at a price of US$3.00 per share of common stock, subject to adjustment and early termination, for a period of 30 months following the closing of the Offering. The Offering will be made in the United States under the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-160504) (the “Registration Statement”), including a base prospectus dated August 21, 2009, as supplemented by a prospectus supplement dated October 22, 2009, and in each of the provinces of Canada, except Quebec, pursuant to an multi-jurisdictional disclosure system (“MJDS”) base prospectus dated August 26, 2009 and an MJDS prospectus supplement dated October 22, 2009. The Placement Agency Agreement contains customary representations, warranties and covenants by the Registrant, conditions to closing and indemnification provisions, an agents’ option to purchase up to an additional 1,500,000 Units, as well as a form lock-up agreement that has been signed by the Company’s directors and officers, filed herewith as Exhibit 4.1. This summary of the Placement Agency Agreement is qualified in its entirety by reference to the Placement Agency Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.
In connection with the issuance of the Units in the Offering, Lang Michener, counsel to the Registrant, delivered an opinion to the Company regarding the legality of the Units, and commons shares and warrants comprising the Units, upon issuance and sale thereof, which is attached hereto as Exhibit 5.1. This description of the opinion is qualified in its entirety by reference to Exhibit 5.1.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are incorporated by reference as exhibits into the Registrant’s Registration Statement on Form S-3 (Registration No. 333-160504).

Exhibit No.	Description
1.1	Underwriting Agreement dated October 22, 2009

4.1	Form of Lock-up Agreement

5.1	Opinion of Lang Michener LLP

SIGNATURES
In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION
DATE: October 22, 2009	By:	/s/ “Sandra R. MacKay”
Sandra R. MacKay
Corporate Secretary